UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A
___________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INCEPTION GROWTH ACQUISITION LIMITED
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INCEPTION GROWTH ACQUISITION LIMITED
875 Washington Street
New York, NY

August     , 2023

Dear Stockholders:

On behalf of the Board of Directors of Inception Growth Acquisition Limited (the “Company” or “we”), I hereby invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held:

At:	Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR.
On:	, 2023
Time:	10 a.m. local time

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter will be first mailed to our stockholders on or about August            , 2023.

As discussed in the enclosed Proxy Statement, the Special Meeting will be devoted to:

(i)     A proposal to amend (the “Charter Amendment Proposal”) the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from September 13, 2023 (the “Current Termination Date”) (the date that is 21 months from the closing date of the Company’s initial public offering (the “IPO”) to June 13, 2024 (the date that is 30 months from the closing date of the IPO) (the “Extended Date”). A copy of the proposed amendment to the Charter (the “Trust Amendment”) is attached hereto as Annex A;

(ii)    A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended on March 13, 2023, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) by nine times for an additional one (1) month each time from September 13, 2023 (the “Current Termination Date”) to June 13, 2024 by depositing into the trust account the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed (the “Extension Payment”) for each one-month extension. A copy of the proposed amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex B; and

(iii)   To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Company’s IPO prospectus dated December 8, 2021 provides that the Company initially had until 15 months (or up to 21 months, if the Company extends the time to complete a business combination as described in the prospectus) from the closing of the IPO to complete its initial business combination. On March 13, 2023, the Company held its annual meeting of stockholders (the “Annual Meeting”). In the Annual Meeting, the stockholders of the Company approved the proposal to amend the Trust Agreement, to provide that the time for the Company to complete its initial business combination under the Trust Agreement shall be extended for a period of six months from March 13, 2023 to September 13, 2023 without having to make any payment to the Trust Account. The Company entered into an amendment to the Trust Agreement with the Trustee dated as of March 13, 2023 after the Annual Meeting, giving the Company’s rights to extend the period that it has to complete its initial business combination to September 13, 2023.

The purpose of the Trust Amendment is to allow the Company to extend the time to complete a business combination nine (9) times for an additional one (1) month each time from September 13, 2023 to June 13, 2023.

We know that many of our stockholders will be unable to attend the Special Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Special Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Special Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Inception Growth Acquisition Limited. We look forward to seeing you at the Special Meeting.

If you have any questions about the Proxy Statement, please contact us at Inception Growth Acquisition Limited, 875 Washington Street, New York, NY. You may also contact the proxy solicitor with any questions at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

Sincerely,

Cheuk Hang Chow
Chief Executive Officer

INCEPTION GROWTH ACQUISITION LIMITED
875 Washington Street
New York, NY

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST [___], 2023

To the Stockholders of Inception Growth Acquisition Limited:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Inception Growth Acquisition Limited (the “Company” or “we”), a Delaware corporation, will be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR on August            , 2023, at 10 a.m. local time, for the following purposes:

1.      A proposal to amend (the “Charter Amendment Proposal”) the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from September 13, 2023 (the “Current Termination Date”) (the date that is 21 months from the closing date of the Company’s initial public offering (the “IPO”) to June 13, 2024 (the date that is 30 months from the closing date of the IPO) (the “Extended Date”). A copy of the proposed amendment to the Charter (the “Trust Amendment”) is attached hereto as Annex A;

2.      A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended on March 13, 2023, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) by nine times for an additional one (1) month each time from September 13, 2023 (the “Current Termination Date”) to June 13, 2024 by depositing into the trust account the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed (the “Extension Payment”) for each one-month extension. A copy of the proposed amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex B; and

3.      To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Board has fixed the close of business on August 9, 2023 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

Cheuk Hang Chow
Chief Executive Officer

New York, NY
August [___], 2023

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST [____], 2023 THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.SEC.GOV/.

INCEPTION GROWTH ACQUISITION LIMITED
875 Washington Street
New York, NY

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER [____], 2023
FIRST MAILED ON OR ABOUT AUGUST [___], 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Inception Growth Acquisition Limited (the “Company”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR on August            , 2023, at 10 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 875 Washington Street, New York, NY, and its telephone number, including area code, is (315) 636-6638.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.      A proposal to amend (the “Charter Amendment Proposal”) the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from September 13, 2023 (the “Current Termination Date”) (the date that is 21 months from the closing date of the Company’s initial public offering (the “IPO”) to June 13, 2024 (the date that is 30 months from the closing date of the IPO) (the “Extended Date”). A copy of the proposed amendment to the Charter (the “Trust Amendment”) is attached hereto as Annex A.

2.      A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended on March 13, 2023, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) by nine times for an additional one (1) month each time from September 13, 2023 (the “Current Termination Date”) to June 13, 2024 by depositing into the trust account the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed (the “Extension Payment”) for each one-month extension. A copy of the proposed amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex B; and

3.      To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Company’s IPO prospectus dated December 8, 2021 provides that the Company initially had until 15 months (or up to 21 months, if the Company extends the time to complete a business combination as described in the prospectus) from the closing of the IPO to complete its initial business combination. On March 13, 2023, the Company held its annual meeting of stockholders (the “Annual Meeting”). In the Annual Meeting, the stockholders of the Company approved the proposal to amend the Trust Agreement, to provide that the time for the Company to complete its initial business combination under the Trust Agreement shall be extended for a period of six months from March 13, 2023 to September 13, 2023 without having to make any payment to the Trust Account. The Company entered into an amendment to the Trust Agreement with the Trustee dated as of March 13, 2023 after the Annual Meeting, giving the Company’s rights to extend the period that it has to complete its initial business combination to September 13, 2023.

The purpose of the Trust Amendment is to allow the Company to extend the time to complete a business combination nine (9) times for an additional one (1) month each time from September 13, 2023 to June 13, 2023. The Charter Amendment is attached hereto as Annex A, and the Trust Amendment is attached hereto as Annex B.

After consultation with Soul Venture Partners LLC (the “Sponsor”), the Company’s management team has reasons to believe that, if the Trust Amendment proposal is approved, the Sponsor or its affiliates or designees will, in connection with each one-month extension, contribute the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders, to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment upon five (5) days’ advance notice prior to the applicable deadlines. The first extension payment after the approval of the Charter Amendment and Trust Amendment Proposal must be made prior to the Current Termination Date, while the second extension payment must be deposited into the trust account no fewer than five (5) calendar days prior to the then existing termination date. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliate if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Charter Amendment, Trust Amendment, and the Adjournment Proposal are more fully described in the Proxy Statement.

As of August [___], 2023, there was approximately $[_____] in the Trust Account. If the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Company extends the Combination Period to June 13, 2024, the redemption price per share of common stock applicable to all stockholders at the meeting for our initial business combination or the Company’s subsequent liquidation will be approximately $[____] per share.

If the Charter Amendment or Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by September 13, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Certain companies requiring federal-issued licenses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Our Sponsor, Soul Venture Partners LLC, is controlled by Mr. Jason Wong, a non-U.S. person and a Hong Kong national. Our sponsor currently owns 16.81% of our outstanding shares. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. Therefore, we could be subject to foreign ownership restrictions and/or CFIUS review if our proposed business combination is between us and a U.S. target company engaged in a regulated industry or which may affect national security. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. target company falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination within 30 months (assuming full extension of the time to complete a business combination) from the closing of our initial public offering because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive $[____] per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Risks related to Potential Application of the Investment Company Act

As of the date hereof, substantially all of the assets held in the trust account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether special purpose acquisition companies, or “SPACs,” could become subject to regulation under the Investment Company Act. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case a claim could be made that we have been operating as an unregistered investment company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in a bank deposit account in order to mitigate the risks of falling within the definition of “investment company” under the Investment Company Act.

If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds and for which we would not have sufficient time to comply with prior to the expiration of its time to complete a business combination. As a result, if we were deemed to be an investment company, we would expect to abandon its efforts to complete an initial business combination and instead to liquidate and dissolve. If we are required to liquidate and dissolve, our investors would lose the opportunity to invest in a target company and would not be able to realize the benefits of owning shares in the post-business combination company, including the potential appreciation of our share price following such a transaction. In addition, in the event of our liquidation and dissolution, our warrants and rights would expire worthless.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on August 9, 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The Company’s shares of common stock (“Shares”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about August [___], 2023.

Dissenters’ Right of Appraisal

Holders of Shares do not have appraisal rights under the Delaware General Corporation Law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Shares entitled to vote at the meeting is 7,114,136. Each Share is entitled to one vote. The presence in person or by proxy at the Special Meeting of not less than 50 per cent of votes of outstanding Shares entitled to vote, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal. The Company believes that all of the proposals presented to the stockholders at this Special Meeting will be considered “non-routine” items. Accordingly, banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2, 3 or 4 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	At least fifty percent (50%) of outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Special Meeting	No
Trust Amendment	At least fifty percent (50%) of outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Special Meeting	No
Adjournment	Majority of the votes of the shares of common stock which were present in person or by proxy and entitled to vote thereon at the Special Meeting	No

Abstentions will not count as a vote against each of the proposals.

Voting Procedures

Each Share that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of Shares that you own.

•        You can vote your Shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Trust Amendment Proposal, each of the nominees named in this Proxy Statement, and the Adjournment Proposal.

•        You can attend the Special Meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Inception Growth Acquisition Limited, 875 Washington Street, New York, NY; Attention: Chief Executive Officer, or call the Company promptly at (315) 636-6638. You may also contact the proxy solicitor at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

If you share an address with at least one other stockholder and currently receive multiple copies of Proxy Statement, and you would like to receive a single copy of Proxy Statement, please specify such request in writing and send such written request to Inception Growth Acquisition Limited, 875 Washington Street, New York, NY; Attention: Chief Executive Officer. You may also contact the proxy solicitor at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

Redemption Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two (2) business days prior to the Special Meeting. Regardless whether you vote for or against the Trust Amendment, if your request is properly made and the Trust Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two (2) business days prior to the Special Meeting). For illustrative purposes only, based on funds in the trust account of approximately $[_____] on August [ ], 2023, the estimated per share redemption price would have been approximately $[*].

In order to exercise your redemption rights, you must submit a request in writing prior to 5:00 p.m., Eastern time on August [•], 2023 (two (2) business days before the Special Meeting) that we redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004-1561
Attn: Michael Goedecke
E-mail: mgoedecke@continentalstock.com

And

•        deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our Shares, as they may receive higher proceeds from the sale of their Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Shares when you wish to sell your shares.

If you exercise your redemption rights, your Shares will cease to be outstanding immediately prior to the Special Meeting (assuming the Trust Amendment is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment Proposal and Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by September 13, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of August [            ], 2023.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Soul Venture Partners LLC(2)	1,195,990	16.81%
Cheuk Hang Chow	20,000	*	%
Felix Yun Pun Wong	30,000	*	%
Michael Lawrence Coyne	20,000	*	%
Albert Chang	25,000	*	%
Yan Xu	12,500	*	%
All directors and executive officers (five individuals) as a group	107,500	*	%
Other 5% stockholders
Harraden Circle Investors, LP(3)	400,000	5.62%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals or entities is c/o 875 Washington Street, New York, NY 10014.

(2)      Soul Venture Partners LLC is the record holder of the shares reported herein. Mr. Jason Wong, by virtue of his control over our sponsor, may be deemed to beneficially own shares held by our sponsor.

(3)      According to a Schedule 13G filed on March 21, 2023, these securities are directly beneficially owned by Harraden Circle Investors, LP (“Harraden Fund”). Harraden Circle Investors GP, LP (“Harraden GP”) is the general partner to Harraden Fund, and Harraden Circle Investors GP, LLC (“Harraden LLC”) is the general partner of Harraden GP. Harraden Circle Investments, LLC (“Harraden Adviser”) serves as investment manager to Harraden Fund and other high net worth individuals. Frederick V. Fortmiller, Jr. (“Mr. Fortmiller”) is the managing member of each of Harraden LLC and Harraden Adviser. In such capacities, each of Harraden GP, Harraden LLC, Harraden Adviser and Mr. Fortmiller may be deemed to indirectly beneficially own the securities reported herein directly beneficially owned by Harraden Fund. The address of the principal business office of each reporting person is 299 Park Avenue, 21st Floor, New York, NY 10171.

PROPOSAL 1: THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) to June 13, 2024 (the date that is 30 months from the closing date of the IPO) (the termination date as so extended, the “Extended Termination Date”). Initially, the Company had until March 13, 2023 to complete its initial business combination, before giving effect to its extension of six months from March 13, 2023 to September 13, 2023. Pursuant to the terms of the proposed Charter Amendment, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit into the trust account the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders. The first extension payment after the approval of the Charter Amendment Proposal must be made prior to the Current Termination Date, while the second extension payment must be deposited into the trust account no fewer than five (5) calendar days prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account. The full proposed amendment to the amended and restated certificate of incorporation is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its amended and restated certificate of incorporation to allow the Company to extend the initial business combination period to June 13, 2024.

The Company currently has until September 13, 2023 to complete its initial business combination. Our board of directors has determined that it is in the best interests of our stockholders to allow the Company to extend the time to complete a business combination by depositing into the trust account the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of the Delaware to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

If the Charter Amendment is not approved and we do not consummate an initial business combination by September 13, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

PROPOSAL 2: THE TRUST AMENDMENT

The proposed Trust Amendment (the “Trust Amendment”) would amend our existing Trust Agreement, allowing the Company to extend the time available for us to consummate our initial business combination nine (9) times for an additional one (1) month each time from September 13, 2023 to June 13, 2023 by depositing into the trust account the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Trust Amendment

The Company is proposing to amend its Trust Agreement to allow the Company to extend its life nine (9) times for an additional one (1) month each time from September 13, 2023 to June 13, 2024.

The Company currently has until September 13, 2023 to complete its initial business combination. Under the circumstances, the Sponsor wants to effect the Extension to extend the date by which the Company has to consummate a business combination. The Trust Agreement will be amended to reflect the foregoing. Approval of the Trust Amendment is a condition to the implementation of the extension.

The Sponsor wants to pay an extension amount that is the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders for each one-month extension. After consultation with the Sponsor, the Company’s management team has reasons to believe that, if the Trust Amendment proposal is approved, the Sponsor or its affiliates or designees will, in connection with each one-month extension, contribute $100,000 (assuming no redemptions) to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment upon five (5) days’ advance notice prior to the applicable deadlines. The first extension payment after the approval of the Trust Amendment Proposal must be made prior to the Current Termination Date, while the second extension payment must be deposited into the trust account no fewer than five (5) calendar days prior to the then existing termination date. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliates or designees if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Trust Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware laws to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

If the Trust Amendment is not approved, and we do not consummate an initial business combination by September 13, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

Vote Required and Board of Directors’ Recommendation

Approval of the Trust Amendment requires the affirmative vote of at least 50% of the outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Special Meeting. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will not count as a vote cast at the Special Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote “FOR” the Trust Amendment.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if approved, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Trust Amendment Proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting has the power to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Trust Amendment Proposal.

Vote Required and Board of Directors’ Recommendation

If a majority of the votes of the shares which were present in person or by proxy and voting on the matter at the Special Meeting vote for the adjournment proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the adjournment proposal.

By Order of the Board of Directors.

Cheuk Hang Chow
Chief Executive Officer

New York, NY
August [___], 2023

Annex A

FIRST AMENDMENT TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
INCEPTION GROWTH ACQUISITION LIMITED

August [    ], 2023

Inception Growth Acquisition Limited, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Inception Growth Acquisition Limited” The original certificate of incorporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on March 4, 2021.

2. On December 8, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”).

4. This First Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5. The text of section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 25, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $50,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 21 months (or up to 30 months if the Corporation elects to extend the amount of time to complete a Business Combination in accordance with the terms of the Investment Management Trust Agreement between the Corporation and Continental Stock Transfer & Trust Company (as in effect as of the date of this Amended and Restated Certificate) (in any case, such date being referred to as the “Termination Date”) from the closing of the Offering and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

IN WITNESS WHEREOF, Inception Growth Acquisition Limited has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Inception Growth Acquisition Limited

By:
Name:	Cheuk Hang Chow
Title:	Chief Executive Officer and Director

Annex A-2

Annex B

AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of August [            ], 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Inception Growth Acquisition Limited (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated December 8, 2021 (the “Trust Agreement”);

WHEREAS, the Company and the Trustee entered into an Amendment No. 1 to the Investment Management Trust Agreement, dated March 13, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at a Stockholders Meeting of the Company held on August [•], 2023, the Company’s stockholders approved a proposal to amend the Trust Agreement to provide the Company with the discretion to extend the date on which to commence liquidating the Trust Account by nine (9) times for an additional one (1) month each time from September 13, 2023 to June 13, 2024 by depositing into the trust account the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the issued and outstanding shares of common stock of the Company issued in the IPO that has not been redeemed for each one-month extension in the event the Company has not consummated a business combination by September 13, 2023.

NOW THEREFORE, IT IS AGREED:

1. Preamble. The fifth WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, if a Business Combination is not consummated within the initial 21-month period following the closing of the Offering, or up to 30 months if the Company extends the period of time by nine one-month periods (each, an “Extension”), by depositing the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the issued and outstanding shares of common stock of the Company issued in the IPO that has not been redeemed for each one-month extension (each, an “Applicable Deadline”), as applicable; and;”

2. Exhibit D. Exhibit D of the Trust Agreement is hereby amended and restated in its entirety as follows.

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account — Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between Inception Growth Acquisition Limited (“Company”) and Continental Stock Transfer & Trust Company, dated as of December 8, 2021, as amended on March 13, 2023 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from _______ to _________ (the “Extension”).

Annex B-1

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the issued and outstanding shares of common stock of the Company issued in the IPO that has not been redeemed, which will be wired to you, into the Trust Account investments upon receipt.

This is the ____ of up to nine Extension Letters.

Very truly yours,
Inception Growth Acquisition Limited
By:
Name:
Title:

cc: EF Hutton, division of Benchmark Investments, LLC

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:	Francis Wolf
Title:	Vice President
INCEPTION GROWTH ACQUISITION LIMITED
By:
Name:	Cheuk Hang Chow
Title:	Chief Executive Officer

Annex B-3

PROXY CARD

INCEPTION GROWTH ACQUISITION LIMITED

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders of Inception Growth Acquisition Limited to be Held on August [•], 2023: The Proxy Statement is available on [•], 2023.

The undersigned hereby appoints Cheuk Hang Chow and Felix Yun Pun Wong, individually, each with full power of substitution, as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Inception Growth Acquisition Limited, to be held on Held on August [•], 2023 at 10 a.m. local time at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated Held on August [•], 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.       PROPOSAL NO. 1. THE CHARTER AMENDMENT-APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) TO JUNE 13, 2024 BY ADOPTING THE FIRST AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IN ITS ENTIRETY IN PLACE OF THE COMPANY’S EXISTING CERTIFICATE OF INCORPORATION, A COPY OF WHICH IS ATTACHED IN THE PROXY STATEMENT AS ANNEX A.

For ☐	Against ☐	Abstain ☐

2.       PROPOSAL NO. 2. THE TRUST AMENDMENT-APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF DECEMBER 8, 2021, AS AMENDED ON MARCH 13, 2023 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), TO PROVIDE THE COMPANY WITH THE DISCRETION TO EXTEND THE DATE ON WHICH TO COMMENCE LIQUIDATING THE TRUST ACCOUNT ESTABLISHED IN CONNECTION WITH THE COMPANY’S INITIAL PUBLIC OFFERING BY NINE (9) TIMES FOR AN ADDITIONAL ONE (1) MONTH EACH TIME FROM SEPTEMBER 13, 2023 TO JUNE 13, 2024 BY DEPOSITING INTO THE TRUST ACCOUNT THE LESSER OF (I) $100,000 AND (II) AN AGGREGATE AMOUNT EQUAL TO $0.04 MULTIPLIED BY THE NUMBER OF COMMON STOCK ISSUED IN THE IPO THAT HAS NOT BEEN REDEEMED FOR EACH ONE-MONTH EXTENSION, A COPY OF WHICH IS ATTACHED IN THE PROXY STATEMENT AS ANNEX A.

For ☐	Against ☐	Abstain ☐

3.       PROPOSAL NO. 3. THE ADJOURNMENT-APPROVAL TO DIRECT THE CHAIRMAN OF THE ANNUAL GENERAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSALS 1 AND 2.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two (2) names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes    No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.